Exhibit 10.1

EXECUTION COPY

WAIVER TO THE CREDIT AGREEMENT

WAIVER (this “Waiver”), dated as of April 2, 2010, among TERRA NITROGEN, LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), TERRA NITROGEN COMPANY, L.P., a Delaware limited partnership (“TNCLP”), TERRA NITROGEN GP, INC., a Delaware corporation (“TNGP”), the Lenders party hereto, and CITICORP USA, INC., as administrative agent and collateral agent for the Lenders and the Issuers (in such capacities, the “Administrative Agent”), amends the CREDIT AGREEMENT, dated as of December 21, 2004 (as amended, supplemented or otherwise modified from time to time, including previous amendments hereto, the “Credit Agreement”), among the Borrower, TNCLP, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuing banks (the “Issuers”) and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower;

WHEREAS, pursuant to the terms of a pending exchange offer and the Agreement and Plan of Merger dated as of March 12, 2010, by and among CF Industries Holdings, Inc. (“CF”), Composite Merger Corporation (“Mergersub”), a wholly-owned subsidiary of CF, and Terra Industries, Mergersub intends to acquire at least a majority of the Voting Stock of Terra Industries (together with any subsequent acquisition of shares of Terra Industries by Mergersub or its affiliates and any subsequent merger or other combination among Mergersub and its affiliates and Terra Industries, the “CF Acquisition”);

WHEREAS, the CF Acquisition would result in a Change of Control under the Credit Agreement (the “Specified Default”);

WHEREAS, the Borrower, TNCLP and TNGP have requested, and the Lenders party hereto and the Administrative Agent have agreed, subject to the limitations and conditions set forth herein, to waive the Specified Default until July 1, 2010 (the “Waiver Period”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:

1.             Defined Terms.  Capitalized terms used herein and not defined herein but defined in the Credit Agreement are used herein as defined in the Credit Agreement.

2.             Waiver.  Effective as of the Waiver Effective Date (as defined below), the Requisite Lenders hereby waive the Specified Default solely for (and during) the Waiver Period; provided, that the waiver set forth in this Section 2 shall not excuse or otherwise waive any failure by any Loan Party to comply with any other terms of any Loan Document; provided, further, that immediately following the expiration of the Waiver Period, the Specified Default shall become an Event of Default.

3.             Conditions Precedent to the Effectiveness of this Waiver.  This Waiver shall become effective on the date (the “Waiver Effective Date”) when the following conditions precedent have been satisfied:

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(a)           Certain Documents.  The Administrative Agent shall have received on or before the Waiver Effective Date, all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

(i)             this Waiver, executed by the Borrower, TNCLP, TNGP and the Administrative Agent and the Requisite Lenders;

(ii)            a consent to this Waiver in the form attached hereto as Exhibit A executed by each Unsecured Guarantor; and

(iii)           such additional documentation as the Administrative Agent or the Lenders may reasonably require.

(b)           Representations and Warranties.  Each of the representations and warranties made by the Borrower or the Guarantors set forth in Section 4 hereof shall be true and correct as of the Waiver Effective Date.

(c)           No Event of Default.  No Default or Event of Default shall have occurred and be continuing on the Waiver Effective Date.

(d)           Fees and Expenses Paid.  The Borrower shall have paid to the Administrative Agent (i) for the account of each Lender party hereto, the fee referred to in Section 7 hereof and (ii) in accordance with Section 11.3 of the Credit Agreement, all outstanding costs and expenses of the Administrative Agent, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent incurred prior to or otherwise in connection with this Waiver and any other Loan Document.

4.             Representations and Warranties.  On and as of the date hereof, and as of the Waiver Effective Date, after giving effect to this Waiver, each of the Borrower and TNCLP hereby represents and warrants to the Lenders as follows:

(a)           Each of the representations and warranties contained in Article IV of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Waiver Effective Date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to include this Waiver; and

(b)           No Default or Event of Default has occurred and is continuing.

5.             Continuing Effect; No Other Waiver.  Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The waiver contained herein shall not constitute an amendment or waiver of any provision of the Credit Agreement or the other Loan Documents or for any other purpose, except as expressly set forth herein.

6.             Loan Documents.  This Waiver is deemed to be a “Loan Document” for the purposes of the Credit Agreement.

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7.             Fees.  As consideration for a Lender consenting to this Waiver, the Borrower agrees to pay to the Administrative Agent, for the account of such Lender, a fee equal to 0.30% of the sum of such Lender’s Revolving Credit Commitment currently in effect provided that the Administrative Agent shall have received (by facsimile or otherwise) this Waiver executed from such Lender by 5:00 p.m. (New York time) on April 1, 2010 or such later time as the Borrower and the Administrative Agent may agree.

8.             Costs and Expenses.  The Borrower and TNCLP agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Waiver and other instruments and documents to be delivered pursuant hereto, including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

9.             Governing Law; Counterparts; Miscellaneous.

(a)           This Waiver shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(b)           This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(c)           Section captions used in this Waiver are for convenience only and shall not affect the construction of this Waiver.

(d)           From and after the Waiver Effective Date, all references in the Credit Agreement to the “Agreement” shall be deemed to be references to such Agreement as modified hereby and this Waiver and the Credit Agreement shall be read together and construed as a single instrument.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties have executed this Waiver to the Credit Agreement to be effective for all purposes as of Waiver Effective Date.

Borrower

TERRA NITROGEN, LIMITED PARTNERSHIP
BY: TERRA NITROGEN GP, INC.
ITS: GENERAL PARTNER

By:	/s/ Edward J. Dillon
Name: Edward J. Dillon
Title: Vice President and Controller

Secured Guarantors

TERRA NITROGEN COMPANY, L.P.
BY: TERRA NITROGEN GP, INC.
ITS: GENERAL PARTNER

By:	/s/ Edward J. Dillon
Name: Edward J. Dillon
Title: Vice President and Controller

TERRA NITROGEN GP, INC.

By:	/s/ Edward J. Dillon
Name: Edward J. Dillon
Title: Vice President and Controller

[SIGNATURE PAGE TO WAIVER]

Administrative Agent

CITICORP USA, INC.

By:	/s/ Miles D. McManus
Name: Miles D. McManus
Title: Vice President and Director

[SIGNATURE PAGE TO WAIVER]

Lenders

CITIBANK, N.A.

By:	/s/ Miles D. McManus
Name: Miles D. McManus
Title: Vice President and Director

[SIGNATURE PAGE TO WAIVER]

WELL FARGO CAPITAL FINANCE, LLC, FORMERLY KNOWN AS WELLS FARGO FOOTHILL, INC.

By:	/s/ Eunnie Kim
Name: Eunnie Kim
Title: Vice President

[SIGNATURE PAGE TO WAIVER]

BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Michael Letsch
Name: Michael Letsch
Title: Vice President

[SIGNATURE PAGE TO WAIVER]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Maura Fitzgerald
Name: Maura Fitzgerald
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO WAIVER]

PNC BANK, NA, SUCCESSOR TO NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Roger F. Reeder
Name: Roger F. Reeder
Title: Vice President

[SIGNATURE PAGE TO WAIVER]

STATE OF CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	/s/ J. Michael Claybar
Name: J. Michael Claybar
Title: Portfolio Manager

[SIGNATURE PAGE TO WAIVER]

CONSENT OF GUARANTORS

Dated as of April 2, 2010

Each of the undersigned companies, as a Guarantor under the Guaranty dated December 21, 2004 (the “Guaranty”) in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Waiver, hereby consents to such Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Waiver, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Waiver.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have consented to this Waiver, as of the date first written above.

TERRA CAPITAL, INC.
TERRA MISSISSIPPI HOLDINGS CORPORATION (F/K/A MISSISSIPPI CHEMICAL CORPORATION)
TERRA INDUSTRIES INC.
TERRA CAPITAL HOLDINGS, INC.
TERRA NITROGEN CORPORATION
TERRA INTERNATIONAL, INC.
TERRA INTERNATIONAL (OKLAHOMA) INC.
PORT NEAL CORPORATION
TERRA METHANOL CORPORATION
BMC HOLDINGS INC.
BEAUMONT HOLDINGS CORPORATION
TERRA REAL ESTATE CORPORATION
BEAUMONT AMMONIA INC.
TERRA MISSISSIPPI NITROGEN, INC. (F/K/A MISSISSIPPI NITROGEN, INC.)
TERRA HOUSTON AMMONIA, INC. (F/K/A MISSISSIPPI CHEMICAL MANAGEMENT COMPANY)

By:	/s/ Edward J. Dillon
Name: Edward J. Dillon
Title: Vice President and Controller

TERRA (U.K.) HOLDINGS INC.

By:	/s/ Edward J. Dillon
Name: Edward J. Dillon
Title: Vice President and Controller